UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 4, 2008

Ferro Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Lakeside Avenue, Cleveland, Ohio		44114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-641-8580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Information set forth under Item 2.03 of this Current Report on Form 8-K is incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 4, 2008, Ferro Corporation ("Ferro") entered into a Second Amendment to Amended and Restated Credit Agreement among: Ferro, certain of Ferro's subsidiaries; Credit Suisse, Cayman Islands Branch, as term loan administrative agent; National City Bank, as revolving loan administrative agent; and various financial institutions as lenders (the "Credit Agreement Second Amendment").

The primary effect of the Credit Agreement Second Amendment is to increase Ferro's flexibility to use its revolving credit facility to repay indebtedness, in part or in whole, including the Company's senior notes and debentures. The foregoing summary is qualified in its entirety by reference to the text of the Credit Agreement Second Amendment, which is filed as Exhibit 10.1 and is incorporated herein by reference.

On December 17, 2007, Ferro entered into a First Amendment to Amended and Restated Credit Agreement and First Amendment to Pledge and Security Agreement ("Credit Agreement First Amendment") among: Ferro Corporation, certain of Ferro's subsidiaries; Credit Suisse, Cayman Islands Branch, as term loan administrative agent; National City Bank, as revolving loan administrative agent; and various financial institutions as lenders. In order to provide a complete history of the Company's credit agreement amendments, the Credit Agreement First Amendment is described herein, and attached hereto as Exhibit 10.2.

The primary effect of the Credit Agreement First Amendment is to amend certain provisions related to the Permitted Receivables Program. The amended language confirms that Ferro and all of its subsidiaries are permitted to sell trade receivables, subject to the existing $200 million aggregate limit. The foregoing summary is qualified in its entirety by reference to the text of the Credit Agreement First Amendment, which is filed as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1: Second Amendment to Amended and Restated Credit Agreement, dated January 4, 2008, among Ferro Corporation; certain of Ferro's subsidiaries; Credit Suisse, Cayman Islands Branch, as term loan administrative agent; and National City Bank, as revolving loan administrative agent; and various financial institutions as lenders.

Exhibit 10.2: First Amendment to Amended and Restated Credit Agreement and First Amendment to Pledge and Security Agreement, dated December 17, 2007, among Ferro Corporation; certain of Ferro's subsidiaries; Credit Suisse, Cayman Islands Branch, as Term Loan Administrative Agent; and National City Bank, as revolving loan administrative agent; and various financial institutions as lenders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

January 10, 2008	By:	James C. Bays

Name: James C. Bays
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Amended and Restated Credit Agreement
10.2	First Amendment to Amended and Restated Credit Agreement and First Amendment to Pledge and Security Agreement